EXHIBIT 99.1

SERIES A INCREMENTAL TERM LOAN AGREEMENT

dated as of

March 9, 2007

AFFINITY GROUP, INC.

CIBC WORLD MARKETS CORP.

as Lead Arranger and Sole Bookrunner

CANADIAN IMPERIAL BANK OF COMMERCE,

as Administrative Agent

SERIES A INCREMENTAL TERM LOAN AGREEMENT

SERIES A INCREMENTAL TERM LOAN AGREEMENT dated as of March 9, 2007 among AFFINITY GROUP, INC. (the “Borrower”), the GUARANTORS party hereto (the “Guarantors”, and collectively with the Borrower, the “Credit Parties”), the SERIES A INCREMENTAL LENDERS party hereto and CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent for the lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Guarantors party thereto, the lenders party thereto and Canadian Imperial Bank of Commerce, as the Administrative Agent, are parties to a Credit Agreement dated as of June 24, 2003 (as heretofore amended, the “Credit Agreement”).

Section 2.1(c) of the Credit Agreement contemplates that at any time and from time to time, the Borrower may request that the Lenders (as defined therein) offer to enter into commitments to make Incremental Term Loans under and as defined in said Section 2.1(c).  The Borrower has requested that $25,000,000 in aggregate principal amount of Incremental Term Loans under said Section 2.1(c) be made available to it in a single series of term loans to be designated the “Series A Incremental Term Loans”.  The Series A Incremental Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Except as otherwise provided herein, terms defined in the Credit Agreement are used herein as defined therein.  In addition, the following terms have the meanings specified below:

“Required Series A Incremental Lenders” means Series A Incremental Lenders having Series A Incremental Term Loans and unused Series A Incremental Term Loan Commitments representing at least a majority of the sum of the total Series A Incremental Term Loans and unused Series A Incremental Term Loan Commitments at such time.

“Series A Incremental Term Loan Commitment” means, with respect to each Series A Incremental Lender, the commitment of such Lender to make Series A Incremental Term Loans hereunder.  The amount of each Series A Incremental Lender’s Series A Incremental Term Loan Commitment is set forth on Schedule I hereto.  The aggregate original amount of the Series A Incremental Term Loan Commitments is $25,000,000.

“Series A Incremental Lender” means (a) on the date hereof, the Persons listed on Schedule I hereto under the caption “Series A Incremental Lenders” and (b) thereafter, any other Person from time to time holding Series A Incremental Term Loan Commitments or Series A Incremental Term Loans after giving effect to any assignments thereof pursuant to Section 10. 4 of the Credit Agreement.

“Series A Incremental Term Loan Effective Date” means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Series A Incremental Lenders).

“Series A Incremental Term Loans” means the Loans made to the Borrower pursuant to this Agreement which shall constitute a single Series of Incremental Term Loans under Section 2. 1(c) of the Credit Agreement.

ARTICLE II

SERIES A INCREMENTAL TERM LOANS

Section 2. 1.  Series A Incremental Term Loan Commitments.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series A Incremental Lender agrees to make Series A Incremental Term Loans to the Borrower, in an aggregate principal amount equal to such Series A Incremental Lender’s Series A Incremental Term Loan Commitment.  Proceeds of Series A Incremental Term Loans shall be used for the general corporate purposes of the Credit Parties.

Section 2.2.  Termination of Series A Incremental Term Loan Commitments.  Unless previously terminated, the Series A Incremental Term Loan Commitments shall terminate after the Borrowing of the Series A Incremental Term Loans on the Series A Incremental Term Loan Effective Date.

Section 2.3.  Repayment of Series A Incremental Term Loans.  The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Series A Incremental Lenders the outstanding principal amount of the Series A Incremental Term Loans on each Quarterly Date set forth below in the aggregate principal amount set forth opposite such Quarterly Date:

Quarterly Date	Principal Amount

June 30, 2007	$62,500
September 30, 2007	$62,500
December 31, 2007	$62,500

March 31, 2008	$62,500
June 30, 2008	$62,500
September 30, 2008	$62,500
December 31, 2008	$62,500

March 31, 2009	$62,500

To the extent not previously paid, all Series A Incremental Term Loans shall be due and payable on the Term Loan Maturity Date.

Section 2.4.  Applicable Margin.  The “Applicable Margin” means, in the case of any Type of Series A Incremental Term Loans, (a) 1.50% in the case of Base Rate Loans and (b)

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2.50% in the case of Eurodollar Loans; provided that at any time when the Consolidated Total Leverage Ratio for any Payment Period (determined as set forth in the definition of Applicable Margin as set forth in the Credit Agreement) shall be less than 4.25 to 1, the Applicable Margin for Term Loans shall be (i) 1.25% in the case of Base Rate Loans and (ii) 2.25% in the case of Eurodollar Loans.

Section 2.5.  Status of Agreement.  Series A Incremental Term Loan Commitments of each Series A Incremental Lender constitute Incremental Term Loan Commitments and each Series A Incremental Lender constitutes an Incremental Term Loan Lender, in each case under and for all purposes of the Credit Agreement.  The Series A Incremental Term Loans constitute a single “Series” of Incremental Term Loans under Section 2.1(c) of the Credit Agreement.

Section 2.5.  Use of Proceeds.  The proceeds of the Incremental Loans shall be used (i) finance Senior Subordinated Note Purchases and (ii) with respect to any remaining amounts, for general corporate purposes.

ARTICLE III

REPRESENTATION AND WARRANTIES; NO DEFAULTS

Each Credit Party represents and warrants to the Lenders and the Administrative Agent as to itself and each of its Subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.

ARTICLE IV

CONDITIONS

The obligation of the Series A Incremental Lenders to make the Series A Incremental Term Loans is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Series A Incremental Lenders) on or prior to March 23, 2007:

(a)           Counterparts of Agreement.  The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)           Opinion of Counsel to the Credit Parties.  The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the

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Administrative Agent and the Series A Incremental Lenders and dated the Series A Incremental Term Loan Effective Date) of Kaplan, Strangis and Kaplan, P.A., counsel to the Credit Parties, substantially in the form of Annex 1; and the Borrower and each of the Credit Parties hereby requests such counsel to deliver such opinion.

(c)           Corporate Matters.  The Administrative Agent (or Special Counsel) shall have received such documents and certificates as the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Borrowings hereunder and any other legal matters relating to the Borrower or this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

(d)           Fees and Expenses.  CIBC World Markets Corp. and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Series A Incremental Term Loan Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(e)           Compliance with Financial Covenants.  The Administrative Agent (or Special Counsel) shall have received from the Financial Officer of the Borrower, evidence satisfactory to the Administrative Agent that after giving effect to the Series A Incremental Term Loans and the other transactions that are to occur on the Series A Incremental Term Loan Effective Date, the Borrower is in compliance with the applicable provisions of Section 7.9 of the Credit Agreement as of the last day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered to the Administrative Agent prior to the Series A Incremental Term Loan Effective Date, after giving effect, on a pro forma basis, to the incurrence of the Series A Incremental Term Loans and the application of the proceeds thereof.

(f)            Permitted Incurrence.  The Administrative Agent (or Special Counsel) shall have received from the Financial Officer of the Borrower, evidence satisfactory to the Administrative Agent that (i) no Default or Event of Default has occurred and is continuing under the Senior Subordinated Notes Indenture and the indenture governing the Holding Company Notes (the “Holding Company Notes Indenture”), (ii) the obligations of the Credit Parties under the Credit Documents (A) are permitted to be incurred under the Senior Subordinated Notes Indenture and the Holding Company Notes Indenture and demonstrating in reasonable detail that after the incurrence of the Series A Incremental Term Loans, the Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Notes Indenture and the Holding Company Notes Indenture) for the Borrower and its Subsidiaries exceeds 2.0 to 1.0 and (B) constitute (I) Senior Indebtedness (as defined in the Senior Subordinated Notes Indenture) that is permitted to be secured by Permitted Liens (as defined in the Senior Subordinated Notes Indenture) and (II) is permitted to be secured by Permitted Liens (as defined in the Holding Company Notes Indenture).

(g)           Additional Conditions.  Each of the conditions precedent set forth in Sections 5.3 of the Credit Agreement to the making of Series A Incremental Term Loans on the Series A Incremental Term Loan Effective Date shall have been satisfied, and the Administrative Agent (or Special Counsel) shall have received a certificate to such effect,

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dated the Series A Incremental Term Loan Effective Date and signed by the President, Vice President or a Financial Officer of the Borrower.

ARTICLE V

MISCELLANEOUS

SECTION 5.01.  Expenses.  The Credit Parties jointly and severally agree to pay, or reimburse CIBC World Markets Corp. for paying, all reasonable out-of-pocket expenses incurred by CIBC World Markets Corp. and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Series A Incremental Term Loans provided for herein and the preparation of this Agreement.

SECTION 5.02.  Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.03.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 5.04.  Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 5.05.  USA Patriot Act.  Each Series A Incremental Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Series A Incremental Lender may be required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Series A Incremental Lender to identify the Borrowers in accordance with said Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER

AFFINITY GROUP, INC.

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and
Chief Financial Officer

SUBSIDIARIES/GUARANTORS

AFFINITY ADVERTISING, LP

By: VBI, INC., its General Partner

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and
Chief Financial Officer

AFFINITY BROKERAGE, INC.
AFFINITY ROAD AND TRAVEL CLUB, INC.
AGI PRODUCTIONS, INC.
ARU, INC.
CAMP COAST TO COAST, INC.
CAMPING REALTY, INC.
CAMPING WORLD, INC.
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC.
COAST MARKETING GROUP, INC.
CWI, INC.
CW MICHIGAN, INC.
EHLERT PUBLISHING GROUP, INC.
GOLF CARD INTERNATIONAL CORP.
GOLF CARD RESORT SERVICES, INC.
GSS ENTERPRISES, INC.
POWER SPORTS MEDIA, INC.
TL ENTERPRISES, INC.
VBI, INC.

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and
Chief Financial Officer

RATIFICATION OF NONRECOURSE GUARANTY

The undersigned hereby agrees to foregoing provisions of this Agreement and as guarantor hereby acknowledges and consents to this Agreement as of the date hereof, and agrees that the Incremental Series A Term Loans constitute “Secured Obligations” under the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of March 24, 2005 (as amended, supplemented or otherwise modified prior to the date hereof and from time to time) and shall be entitled to the benefits of such agreement and the security provided hereunder, and such agreement remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AFFINITY GROUP HOLDING INC.

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT

CANADIAN IMPERIAL BANK OF COMMERCE.
as Administrative Agent

By:	/s/ George Knight
	Name:	George Knight
	Title:	Authorized Signatory
CIBC Inc.

SERIES A INCREMENTAL LENDERS

CIBC INC.

By:	/s/ George Knight
	Name:	George Knight
	Title:	Canadian Imperial Bank of Commerce
Authorized Signatory

SCHEDULE I

Series A Incremental Term Loan Commitments

Name of Series A Incremental Lender	Series A Incremental Term Loan Commitments
CIBC Inc.	$25,000,000
Total:	$25,000,000